Exhibit 10.2

EXECUTION

AMENDMENT NO. 1 TO UNIT PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO UNIT PURCHASE AGREEMENT (this “Amendment”) is made as of the 27th day of January, 2005, by and among ALH Holding Inc., a Delaware corporation (“Buyer”), Alliance Laundry Holdings LLC, a Delaware limited liability company (the “Company”), Bain Capital Partners, LLC, a Delaware limited liability company (the “Seller Representative”), and the other Persons listed on the signature page attached hereto. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement (as defined below).

WHEREAS, Buyer and the Company are among the parties to that certain Unit Purchase Agreement (the “Purchase Agreement”), dated as of December 7, 2004, which provides for the acquisition of all of the Common Units of the Company by Buyer.

WHEREAS, Buyer, the Company, and the Seller Representative are authorized, pursuant to the terms of Section 12.08 of the Purchase Agreement, to amend the terms of the Purchase Agreement.

WHEREAS, Buyer, the Company, and the Seller Representative desire to make certain amendments to the terms of the Purchase Agreement, as well as certain of the Schedules attached thereto.

NOW, THEREFORE, in consideration of the terms and provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Trust Transfers. Subsequent to the date of the Purchase Agreement, Thomas F. L’Esperance, who is a Seller under the terms of the Purchase Agreement, has transferred the following Common Units to the following Persons (such Persons, the “TFL Trusts”):

Name:	Number of Common Units:
James F. L’Esperance Irrevocable Trust	20.6 Class L Units, 1.955 Class M Units, 185.40 Class A Units, 101.761 Class B Units, and 88.372 Class C Units

Noel L. L’Esperance Irrevocable Trust	20.6 Class L Units, 1.955 Class M Units, 185.40 Class A Units, 101.761 Class B Units, and 88.372 Class C Units

The parties hereto hereby acknowledge and consent to the above described transfers. The worksheet attached to the Capitalization Schedule to the Purchase Agreement is hereby amended as set forth in Exhibit A attached hereto in order to reflect such transfers. The

TFL Trusts, by their execution of this Amendment, hereby agree to be bound by all of the terms and conditions of the Purchase Agreement as Sellers.

2.	Amendment of Consideration Allocation and Mechanics Schedule. The Consideration Allocation and Mechanics Schedule to the Purchase Agreement is hereby amended and restated in its entirety as set forth in Exhibit B attached hereto.

3.	Amendment of Other Schedules. Certain of the other Schedules to the Purchase Agreement are hereby amended as set forth in Exhibit C attached hereto.

4.	Effect of Amendment. The Purchase Agreement, as amended pursuant to the terms of this Amendment, shall continue in full force and effect after the date of this Amendment.

*    *    *    *    *

IN WITNESS WHEREOF, the undersigned has executed and delivered this Amendment as of the date first above written.

BUYER:

ALH HOLDING INC.

By:	/S/ LEE L. SIENNA
Name: Lee L. Sienna
Its: Vice President

THE COMPANY:

ALLIANCE LAUNDRY HOLDINGS LLC

By:	/S/ SCOTT L. SPILLER
Name: Scott L. Spiller
Its: Secretary

THE SELLER REPRESENTATIVE:

BAIN CAPITAL PARTNERS, LLC

By:	/S/ ED CONARD
Name: Ed Conard
Its:

THE TFL TRUSTS:

JAMES F. L’ESPERANCE IRREVOCABLE TRUST

By:	Comerica Bank and Trust, N.A.
Its:	Trustee

By:	/S/ ANDREA L. BRUCE
Name: Andrea L. Bruce
Its: Vice President

NOEL L. L’ESPERANCE IRREVOCABLE TRUST

By:	Comerica Bank and Trust, N.A.
Its:	Trustee

By:	/S/ ANDREA L. BRUCE
Name: Andrea L. Bruce
Its: Vice President

Exhibit A

Alliance Laundry Holdings LLC (as of December 7, 2004)*

Name	Preferred Units	Class L Units	2003 Class M Units	Class A Units	1998 Class B Units	2003 Class B Units	Class C Units	First/Second %age	Third %age	Fourth %age
TCW Shared Opportunity Fund IV, L.P.	1,809.9202	—	—	—	—	—	—	0.000000%	0.000000%	0.000000%
TCW Shared Opportunity Fund IVB, L.P.	429.7415	—	—	—			—	0.000000%	0.000000%	0.000000%
TCW Shared Opportunity Fund III, L.P.	311.5478	—	—	—	—	—	—	0.000000%	0.000000%	0.000000%
TCW SHOP III Subsidiary Investment, Inc.	118.0219	—	—	—	—	—	—	0.000000%	0.000000%	0.000000%
TCW SHOP IV Subsidiary Investment, Inc.	330.7686	—	—	—	—	—	—	0.000000%	0.000000%	0.000000%
Sankaty Alliance Corp.	3,000.00	—	—	—	—	—	—	0.000000%	0.000000%	0.000000%
Bain/RCL, L.L.C.	—	3,382.079	—	30,438.708	—	—	—	60.101904%	57.134239%	54.130970%
BRS/RCL Investment Corp.	—	1,565.165	—	14,086.475	—	—	—	—	—	—
Bruckmann, Rosser, Sherrill & Co., L.P.	—	—	—	—	—	—	—	27.814074%	26.440693%	25.050820%
Bruce C. Bruckmann	—	32.930	—	296.416	—	—	—	0.585189%	0.556294%	0.527126%
Donald J. Bruckmann	—	4.344	—	39.055	—	—	—	0.077196%	0.073384%	0.069461%
BCB Family Partners, L.P.	—	1.871	—	16.786	—	—	—	0.033249%	0.031607%	0.029861%
NAZ Family Partners, L.P.	—	0.903	—	8.107	—	—	—	0.016047%	0.015255%	0.014421%
Harold O. Rosser	—	6.506	—	58.582	—	—	—	0.115616%	0.109907%	0.104175%
H. Virgil Sherrill	—	21.699	—	195.283	—	—	—	0.385606%	0.366566%	0.347285%
Stephen C. Sherrill	—	33.410	—	300.736	—	—	—	0.593719%	0.564403%	0.534809%
Nancy A. Zweng	—	1.301	—	11.720	—	—	—	0.023120%	0.021978%	0.020840%
Paul Kaminski	—	4.778	—	42.954	—	—	—	0.084908%	0.080716%	0.076396%
John Rice Edmonds	—	1.192	—	10.739	—	—	—	0.021183%	0.020137%	0.019096%
BRS, Inc.	—	0.090	—	0.812	—	—	—	0.001599%	0.001520%	0.001444%
Susan Kaider	—	0.110	—	1.000	—	—	—	0.001955%	0.001858%	0.001777%
Walker C. Simmons	—	1.110	—	10.000	—	—	—	0.019725%	0.018751%	0.017782%
Marilena Tibrea	—	0.236	—	2.148	—	—	—	0.004194%	0.003987%	0.003816%
Elizabeth McShane	—	0.240	—	2.160	—	—	—	0.004265%	0.004054%	0.003841%
Beverly Place	—	0.240	—	2.160	—	—	—	0.004265%	0.004054%	0.003841%
Thomas F. L’Esperance	—	191.275	69.635	1,001.504	733.952	703.150	820.569	3.399090%	4.407613%	4.320639%
Herman W. Beach	—	51.700	—	465.300	155.168	—	165.072	0.918745%	0.873380%	1.075821%
Jeffrey J. Brothers	—	39.445	28.557	335.000	420.247	273.031	447.071	0.700965%	1.148773%	1.754622%
R. Scott Gaster	—	33.104	27.811	172.379	387.920	265.889	412.681	0.588281%	1.029051%	1.419829%
Bruce P. Rounds	—	43.307	28.146	239.760	387.920	269.099	412.681	0.769596%	1.207072%	1.549678%
Robert T. Wallace	—	57.034	28.182	313.296	355.594	269.437	378.291	1.013534%	1.439574%	1.638205%
Scott L. Spiller	—	4.053	26.926	36.474	355.594	257.438	378.291	0.072025%	0.523335%	1.089132%
David A. Dockrey	—	14.223	—	128.000	—	—	—	0.252753%	0.240272%	0.227631%
Darwin K. Gilmore	—	11.829	—	106.460	—	—	—	0.210210%	0.199830%	0.189324%
Lee E. Wilson	—	11.668	—	105.008	—	—	—	0.207349%	0.197110%	0.186743%
Richard J. Casey	—	4.612	—	41.507	—	—	—	0.081958%	0.077912%	0.073815%
Jay B. McDonald	—	4.406	—	39.647	—	—	—	0.078298%	0.074432%	0.070508%
Kim M. Shady	—	3.652	—	32.872	—	—	—	0.064899%	0.061694%	0.058458%
D. Mark Freesman	—	4.847	—	43.622	—	—	—	0.086135%	0.081881%	0.077576%
Albert C. Rios	—	4.270	—	38.419	—	—	—	0.075881%	0.072134%	0.068325%
Patti Andresen-Shew	—	4.199	—	37.793	—	—	—	0.074619%	0.070935%	0.067209%
Noel L. L'Esperance Irrevocable Trust	—	20.600	1.955	185.400	101.761	—	88.372	0.366076%	0.381027%	0.495708%
James F. L’Esperance Irrevocable Trust	—	20.600	1.955	185.400	101.761	—	88.372	0.366076%	0.381027%	0.495708%
Robert W. Baird & Co. Inc. TTEE Thomas F. L’Esperance IRA	—	—	—	361.220	—	—	—	0.000000%	0.000000%	0.578141%
Robert W. Baird & Co. Inc. TTEE Paula K. L'Esperance IRA	—	—	—	358.790	—	—	—	0.000000%	0.000000%	0.574252%
Stifel, Nicolaus Custodian for Scott L. Spiller IRA	—	23.711	—	213.400	—	—	—	0.421361%	0.400555%	0.379502%
Stifel, Nicolaus Custodian for Bruce P. Rounds ROTH IRA	—	5.556	—	200.000	—	—	—	0.098734%	0.093859%	0.328997%
Delaware Charter Guarantee and Trust Company, TTEE for Jeffrey J. Brothers IRA	—	7.008	—	83.066	—	—	—	0.124537%	0.118388%	0.144166%
Robert W. Baird & Co. Inc. TTEE FBO R. Scott Gaster IRA	—	7.938	—	197.000	—	—	—	0.141064%	0.134098%	0.328008%
Edward D. Jones & Co., Cust FBO Robert T. Wallace Roth IRA	—	—	—	200.000	—	—	—	0.000000%	0.000000%	0.320105%

Alliance Laundry Holdings LLC (as of December 7, 2004)*

Name	Preferred Units	Class L Units	2003 Class M Units	Class A Units	1998 Class B Units	2003 Class B Units	Class C Units	First/Second %age	Third %age	Fourth %age
William J. Przybysz	—	—	23.444	—	120.433	224.145	128.120	0.000000%	0.396045%	0.589028%
Robert J. Baudhuin	—	—	8.661	—	—	82.806	—	0.000000%	0.146312%	0.146395%
Daniel T. Agnello	—	—	7.424	—	—	70.976	—	0.000000%	0.125415%	0.125481%
Todd J. Kaull	—	—	6.186	—	—	59.147	—	0.000000%	0.104502%	0.104567%
Richard L. Pyle	—	—	6.186	—	—	59.147	—	0.000000%	0.104502%	0.104567%
William E. Bittner	—	—	4.949	—	—	47.318	—	0.000000%	0.083605%	0.083655%
Paul J. Larkin	—	—	3.712	—	—	35.488	—	0.000000%	0.062708%	0.062741%
William J. Quandt	—	—	3.712	—	—	35.488	—	0.000000%	0.062708%	0.062741%
Gary B. Luckow, Jr.	—	—	3.712	—	—	35.488	—	0.000000%	0.062708%	0.062741%
Timothy K. Studt	—	—	3.712	—	—	35.488	—	0.000000%	0.062708%	0.062741%
Jeffrey E. Thoms	—	—	2.475	—	—	23.659	—	0.000000%	0.041811%	0.041828%
Peter J. Toonen	—	—	2.475	—	—	23.659	—	0.000000%	0.041811%	0.041828%
Todd Rice	—	—	2.475	—	—	23.659	—	0.000000%	0.041811%	0.041828%
Total:	6,000.000	5,627.241	292.290	50,645.158	3,120.350	2,794.512	3,319.520	100.000000%	100.000000%	100.000000%

Bruckman, Rosser, Sherrill & Co, L.P. holds a PEF Option to purchase all of the Common Units of the Company owned by BRS/RCL Investment Corp.

Bain Capital Fund V, L.P. holds a PEF Option to purchase all of the Common Units of the Company received by Bain/RCL Investment V Corp. with respect to its equity investment in Bain/RCL, L.L.C.

Bain Capital Fund V, L.P. holds a PEF Option to purchase all of the Common Units of the Company received by Bain/RCL Investment V-B Corp. with respect to its equity investment in Bain/RCL, L.L.C.

BCIP Trust Associates II holds a PEF Option to purchase all of the Common Units of the Company received by Bain/RCL Investment BCIP II Corp. with respect to its equity investment in Bain/RCL, L.L.C.

BCIP Trust Associates II-B holds a PEF Option to purchase all of the Common Units of the Company received by Bain/RCL Investment BCIP II-B Corp. with respect to its equity investment in Bain/RCL, L.L.C.

Alliance Laundry Holdings LLC (as of Closing)

Name	Preferred Units	Class L Units	2003 Class M Units	Class A Units	1998 Class B Units	2003 Class B Units	Class C Units	First/Second %age	Third %age	Fourth %age
TCW Shared Opportunity Fund IV, L.P.	1,809.9202	—	—	—	—	—	—	0.000000%	0.000000%	0.000000%
TCW Shared Opportunity Fund IVB, L.P.	429.7415	—	—	—			—	0.000000%	0.000000%	0.000000%
TCW Shared Opportunity Fund III, L.P.	311.5478	—	—	—	—	—	—	0.000000%	0.000000%	0.000000%
TCW SHOP III Subsidiary Investment, Inc.	118.0219	—	—	—	—	—	—	0.000000%	0.000000%	0.000000%
TCW SHOP IV Subsidiary Investment, Inc.	330.7686	—	—	—	—	—	—	0.000000%	0.000000%	0.000000%
Sankaty Alliance Corp.	3,000.00	—	—	—	—	—	—	0.000000%	0.000000%	0.000000%

Bain/RCL, L.L.C.*	—	3,382.079	—	30,438.708	—	—	—	60.101904%	57.134239%	54.130969%
	(% of Bain/RCL)

Bain/RCL Investment V Corp.	19.2%	649.284	—	5,843.559	—	—	—	—	—	—
Bain Capital Fund V, L.P.	—	—	—	—	—	—	—	11.538236%	10.968510%	10.391949%
Bain/RCL Investment V-B Corp.	50.0%	1,690.732	—	15,216.587	—	—	—	—	—	—
Bain Capital Fund V, L.P.	—	—	—	—	—	—	—	30.045489%	28.561926%	27.060564%
Bain/RCL Investment BCIP II Corp.	5.5%	186.981	—	1,682.832	—	—	—	—	—	—
BCIP Trust Associates II	—	—	—	—	—	—	—	3.322790%	3.158720%	2.992681%
Bain/RCL Investment BCIP II-B Corp.	1.3%	44.721	—	402.487	—	—	—	—	—	—
BCIP Trust Associates II-B	—	—	—	—	—	—	—	0.794720%	0.755479%	0.715767%
BCIP Associates II	19.4%	656.708	—	5,910.372	—	—	—	11.670161%	11.093921%	10.510767%
BCIP Associates II-B	2.8%	96.184	—	865.659	—	—	—	1.709264%	1.624865%	1.539454%
Maple Street Partners LLC	0.8%	27.845	—	250.607	—	—	—	0.494829%	0.470396%	0.445670%
Randolph Street Partners II	0.9%	29.623	—	266.603	—	—	—	0.526414%	0.500421%	0.474117%

BRS/RCL Investment Corp. (and Fund)	—	1,565.165	—	14,086.476	—	—	—	—	—	—
Bruckmann, Rosser, Sherrill & Co., L.P.	—	—	—	—	—	—	—	27.814074%	26.440693%	25.050821%
Bruce C. Bruckmann	—	32.930	—	296.416	—	—	—	0.585189%	0.556294%	0.527126%
Donald J. Bruckmann	—	4.344	—	39.055	—	—	—	0.077196%	0.073384%	0.069461%
BCB Family Partners, L.P.	—	1.871	—	16.786	—	—	—	0.033249%	0.031607%	0.029861%
NAZ Family Partners, L.P.	—	0.903	—	8.107	—	—	—	0.016047%	0.015255%	0.014421%
Harold O. Rosser	—	6.506	—	58.582	—	—	—	0.115616%	0.109907%	0.104175%
H. Virgil Sherrill	—	21.699	—	195.283	—	—	—	0.385606%	0.366566%	0.347285%
Stephen C. Sherrill	—	33.410	—	300.736	—	—	—	0.593719%	0.564403%	0.534809%
Nancy A. Zweng	—	1.301	—	11.720	—	—	—	0.023120%	0.021978%	0.020840%
Paul Kaminski	—	4.778	—	42.954	—	—	—	0.084908%	0.080716%	0.076396%
John Rice Edmonds	—	1.192	—	10.739	—	—	—	0.021183%	0.020137%	0.019096%
BRS, Inc.	—	0.090	—	0.812	—	—	—	0.001599%	0.001520%	0.001444%
Susan Kaider	—	0.110	—	1.000	—	—	—	0.001955%	0.001858%	0.001777%
Walker C. Simmons	—	1.110	—	10.000	—	—	—	0.019725%	0.018751%	0.017782%
Marilena Tibrea	—	0.236	—	2.148	—	—	—	0.004194%	0.003987%	0.003816%
Elizabeth McShane	—	0.240	—	2.160	—	—	—	0.004265%	0.004054%	0.003841%
Beverly Place	—	0.240	—	2.160	—	—	—	0.004265%	0.004054%	0.003841%

Thomas F. L’Esperance	—	191.275	69.635	1,001.504	733.952	703.150	820.569	3.399090%	4.407613%	4.320639%
Herman W. Beach	—	51.700	—	465.300	155.168	—	165.072	0.918745%	0.873380%	1.075821%
Jeffrey J. Brothers	—	39.445	28.557	335.000	420.247	273.031	447.071	0.700965%	1.148773%	1.754622%
R. Scott Gaster	—	33.104	27.811	172.379	387.920	265.889	412.681	0.588281%	1.029051%	1.419829%
Bruce P. Rounds	—	43.307	28.146	239.760	387.920	269.099	412.681	0.769596%	1.207072%	1.549678%
Robert T. Wallace	—	57.034	28.182	313.296	355.594	269.437	378.291	1.013534%	1.439574%	1.638205%
Scott L. Spiller	—	4.053	26.926	36.474	355.594	257.438	378.291	0.072025%	0.523335%	1.089132%
David A. Dockrey	—	14.223	—	128.000	—	—	—	0.252753%	0.240272%	0.227631%
Darwin K. Gilmore	—	11.829	—	106.460	—	—	—	0.210210%	0.199830%	0.189324%
Lee E. Wilson	—	11.668	—	105.008	—	—	—	0.207349%	0.197110%	0.186743%
Richard J. Casey	—	4.612	—	41.507	—	—	—	0.081958%	0.077912%	0.073815%
Jay B. McDonald	—	4.406	—	39.647	—	—	—	0.078298%	0.074432%	0.070508%
Kim M. Shady	—	3.652	—	32.872	—	—	—	0.064899%	0.061694%	0.058458%
D. Mark Freesman	—	4.847	—	43.622	—	—	—	0.086135%	0.081881%	0.077576%
Albert C. Rios	—	4.270	—	38.419	—	—	—	0.075881%	0.072134%	0.068325%
Patti Andresen-Shew	—	4.199	—	37.793	—	—	—	0.074619%	0.070935%	0.067209%
Noel L. L’Esperance Irrevocable Trust	—	20.600	1.955	185.400	101.761	—	88.372	0.366076%	0.381027%	0.495708%
James F. L’Esperance Irrevocable Trust	—	20.600	1.955	185.400	101.761	—	88.372	0.366076%	0.381027%	0.495708%
Robert W. Baird & Co. Inc. TTEE Thomas F. L’Esperance IRA	—	—	—	361.220	—	—	—	0.000000%	0.000000%	0.578141%

Robert W. Baird & Co. Inc. TTEE Paula K. L’Esperance IRA	—	—	—	358.790	—	—	—	0.000000%	0.000000%	0.574252%
Stifel, Nicolaus Custodian for Scott L. Spiller IRA	—	23.711	—	213.400	—	—	—	0.421361%	0.400555%	0.379502%
Stifel, Nicolaus Custodian for Bruce P. Rounds ROTH IRA	—	5.556	—	200.000	—	—	—	0.098734%	0.093859%	0.328997%
Delaware Charter Guarantee and Trust Company, TTEE for Jeffrey J. Brothers IRA	—	7.008	—	83.066	—	—	—	0.124537%	0.118388%	0.144166%
Robert W. Baird & Co. Inc. TTEE FBO R. Scott Gaster IRA	—	7.938	—	197.000	—	—	—	0.141064%	0.134098%	0.328008%
Edward D. Jones & Co., Cust FBO Robert T. Wallace Roth IRA	—	—	—	200.000	—	—	—	0.000000%	0.000000%	0.320105%
William J. Przybysz	—	—	23.444	—	120.433	224.145	128.120	0.000000%	0.396045%	0.589028%
Robert J. Baudhuin	—	—	8.661	—	—	82.806	—	0.000000%	0.146312%	0.146395%
Daniel T. Agnello	—	—	7.424	—	—	70.976	—	0.000000%	0.125415%	0.125481%
Todd J. Kaull	—	—	6.186	—	—	59.147	—	0.000000%	0.104502%	0.104567%
Richard L. Pyle	—	—	6.186	—	—	59.147	—	0.000000%	0.104502%	0.104567%
William E. Bittner	—	—	4.949	—	—	47.318	—	0.000000%	0.083605%	0.083655%
Paul J. Larkin	—	—	3.712	—	—	35.488	—	0.000000%	0.062708%	0.062741%
William J. Quandt	—	—	3.712	—	—	35.488	—	0.000000%	0.062708%	0.062741%
Gary B. Luckow, Jr.	—	—	3.712	—	—	35.488	—	0.000000%	0.062708%	0.062741%
Timothy K. Studt	—	—	3.712	—	—	35.488	—	0.000000%	0.062708%	0.062741%
Jeffrey E. Thoms	—	—	2.475	—	—	23.659	—	0.000000%	0.041811%	0.041828%
Peter J. Toonen	—	—	2.475	—	—	23.659	—	0.000000%	0.041811%	0.041828%
Todd Rice	—	—	2.475	—	—	23.659	—	0.000000%	0.041811%	0.041828%

Total:	6,000.000	5,627.241	292.290	50,645.159	3,120.350	2,794.512	3,319.520	100.000000%	100.000000%	100.000000%

Bruckman, Rosser, Sherrill & Co, L.P. holds a PEF Option to purchase all of the Common Units of the Company owned by BRS/RCL Investment Corp.

Bain Capital Fund V, L.P. holds a PEF Option to purchase all of the Common Units of the Company received by Bain/RCL Investment V Corp. with respect to its equity investment in Bain/RCL, L.L.C.

Bain Capital Fund V, L.P. holds a PEF Option to purchase all of the Common Units of the Company received by Bain/RCL Investment V-B Corp. with respect to its equity investment in Bain/RCL, L.L.C.

BCIP Trust Associates II holds a PEF Option to purchase all of the Common Units of the Company received by Bain/RCL Investment BCIP II Corp. with respect to its equity investment in Bain/RCL, L.L.C.

BCIP Trust Associates II-B holds a PEF Option to purchase all of the Common Units of the Company received by Bain/RCL Investment BCIP II-B Corp. with respect to its equity investment in Bain/RCL, L.L.C.

*	As stated in the Consideration Allocation and Mechanics Schedule, this entity will dissolve prior to the Closing. Information regarding it on this table should be disregarded. Consult Chart II regarding the ownership structure of Bain/RCL, L.L.C.

See the Consideration Allocation and Mechanics Schedule regarding the transactions with respect to the PEF Options to be consummated at the Closing.

See the Consideration Allocation and Mechanics Schedule regarding the transactions with respect to the PEF Options to be consummated at the Closing.

Exhibit B

Consideration Allocation and Mechanics Schedule

Part	I. TRANSACTIONS OCCURRING IMMEDIATELY PRIOR TO CLOSING

A. Existing Structure. As referenced in Sections 3.03 and 4.04 of the Purchase Agreement, the Capitalization Schedule sets forth the issued and outstanding Company Units and PEF Options held by each Seller as of the date of the Purchase Agreement. A schematic summarizing the existing structure is attached to this Schedule as Chart I.

B. Pre-Closing Transactions Which Involve Only Bain/RCL and its Members. In contemplation of the transfer of Company Units and Options to Buyer as set forth in the Purchase Agreement, the following transactions with respect to Bain/RCL, L.L.C. (“Bain/RCL”), currently a unitholder of the Company, will be deemed to occur as of immediately prior to the Closing:

(i) Bain/RCL shall repay all of the promissory notes issued by it to its members by transferring to such members strips of Common Units (each such strip to consist of one Class L Unit and 9 Class A Units) having an aggregate value (based on the Estimated Aggregate Closing Consideration) equal to the principal amount of such notes plus all accrued but unpaid interest thereon as of the Closing Date. Following this step, Bain/RCL shall have no other indebtedness.

(ii) Bain/RCL shall distribute to its members all remaining Common Units of the Company owned by it (after giving effect to the transactions described in clause (i) above), which distribution to be made in accordance with the LLC agreement of Bain/RCL, i.e. pro rata among such members according to their respective ownership interests in Bain/RCL and in strips of Common Units (each such strip to consist of one Class L Unit and 9 Class A Units).

(iii) Bain/RCL shall be deemed to have liquidated and, pursuant to Section 5(b)(i) of the various Call Option Agreements relating to Bain/RCL with respect to the PEF Options, the Interest (as defined in the Call Option Agreements) shall be deemed to refer to Alliance Laundry Holdings LLC.

The parties to the Bain/RCL PEF Options shall affect any amendments to such PEF Options that may be necessary or advisable to consummate the transactions contemplated by this Schedule and the Purchase Agreement (including any change necessary to properly reflect the names of the parties to such PEF Options).

Once the final distributions are made from the Escrow, the aggregate value of the Common Units transferred in payment of the promissory notes pursuant to clause (i) shall be calculated and, if such value varies from the portion of the Estimated Aggregate Closing Consideration allocable to such Common Units, the number of Common Units distributed pursuant to clauses (i) and (ii) shall be deemed adjusted to reflect any such change in value, without any further action being required by any Seller or the Buyer, without liability or other obligation to Buyer and without any effect on the transfer of all Common Units and PEF Options to Buyer at Closing.

A schematic summarizing the structure after giving effect to the transactions described in this Part I.B is attached to this Schedule as Chart II.

Part	II. TRANSFERS AT CLOSING BY SELLERS TO BUYER

After giving effect to the transactions described in Part I.B above, the transfers contemplated by Section 1.01 of the Purchase Agreement shall be deemed to occur as follows :

1. The Sellers shall transfer to Buyer (and Buyer shall acquire) all of the Common Units owned by them, other than Common Units that are the subject of a PEF Option.

2. The Sellers holding PEF Options shall transfer to Buyer (and Buyer shall acquire) all of the PEF Options owned by them.

3. Buyer shall exercise the PEF Options and thereby acquire all of the Common Units that are the subject of such options.

Part	III. ALLOCATION OF CONSIDERATION AMONG THE SELLERS

A. Payments at the Closing.

In accordance with Section 1.01 of the Purchase Agreement, Buyer shall deliver the Estimated Aggregate Closing Consideration to an account designated by the Seller Representative.

(i) General: The funds in such account (less any amounts withheld in accordance with Article 9 of the Purchase Agreement by the Seller Representative for the payment of incurred and expected costs and expenses and as otherwise permitted by Article 9) shall be distributed to the Sellers in accordance with the following distribution steps (capitalized terms not otherwise defined herein or in the Purchase Agreement shall have the meanings given to such terms in the LLC Agreement for purposes of this Schedule):

First, to the holders of Class L Units outstanding as of the Closing, until such holders receive an amount equal to the aggregate Unreturned Capital with respect to all outstanding Class L Units, which amount shall be distributed pro rata among the holders of Class L Units based on the holders’ pro rata shares of aggregate Unreturned Capital (i.e., in accordance with the percentages set forth under the column labeled First/Second Distribution Participation Percentage on the Capitalization Schedule). (The total distribution pursuant to this step is $45,580,652.10, which is equal to 5,627.241 Class L Units times $8,100 of Unreturned Capital per Class L Unit.)

Second, to the holders of Class L Units outstanding as of the Closing Date, until such holders receive, in respect of the Unpaid Class L Yield accrued as of the Closing Date with respect to all outstanding Class L Units, an amount equal to (A)(x) $9000 times (y) the number of outstanding Class L Units (i.e., 5,627.241 Class L Units), minus (B) all amounts payable to the holders of Class L Units under the First distribution step above, which amount shall be distributed pro rata among the holders of Class L Units based on the holders’ pro rata shares of aggregate Unpaid Class L Yield (i.e., in accordance with the percentages set forth under the column labeled First/Second Distribution Participation Percentage on the Capitalization Schedule). (The total distribution pursuant to this step is $5,064,516.90, which is equal to 5,627.241 Class L Units times $900 (i.e., $9000 - $8100).)

Third, to the holders of Class L Units and Class M Units outstanding as of the Closing, pro rata among them based on the number of outstanding Class L Units and Class M Units held by such holders as of the Closing (i.e., in accordance with the percentages set forth under the column labeled Third Distribution Participation Percentage on the Capitalization Schedule), until the holders of outstanding Class L Units receive an amount equal to the remaining Unpaid Class L Yield as of the Closing on the outstanding Class L Units (after taking into account the distribution in respect of Unpaid Class L Yield in the Second distribution step above).

Fourth, to the holders of Class L Units, Class M Units, Class A Units, and Class B Units, all remaining amounts, pro rata among them based on the holders’ pro rata ownership of the number of Class L Units, Class M Units, Class A Units, and Class B Units outstanding as of the Closing (i.e., in accordance with the percentages set forth under the column labeled Fourth Distribution Participation Percentage on the Capitalization Schedule).

For clarification, no distributions will be made in respect of the Class C Units because the Target C Multiple has not been achieved and such Class C Units are not deemed to be outstanding Common Units under the LLC Agreement.

(ii) Treatment of PEF Options and Common Units Subject to the PEF Options. Each Seller owning Common Units subject to a PEF Option shall not receive any amounts in respect of such Common Units pursuant to the distribution steps above (but shall receive the exercise price for such PEF Option as described below). Each Seller transferring a PEF Option to Buyer shall receive an amount equal to (x) the amount such Seller would have received had such Seller owned the Common Units subject to such PEF Option and participated in the distribution steps described above, minus (y) the exercise price of such PEF Option. Each Seller owning Common Units subject to a PEF Option shall receive in respect of such PEF Option an amount equal to the exercise price thereof. Each holder of PEF Options shall provide Buyer with the amount of the exercise price payable with respect to such PEF Option prior to the Closing.

(iii) Rollover Transactions. The Rollover Amounts of the Rollover Sellers are as follows:

Rollover Seller	Rollover Amount
Thomas F. L’Esperance	$2,443,500
Jeffrey J. Brothers	$800,000
Bruce P. Rounds	$450,000
William J. Przybysz	$140,000
R. Scott Gaster	$700,000
Robert T. Wallace	$870,000
Scott L. Spiller	$531,743
Lee E. Wilson	$140,000
Jay B. McDonald	$75,000
Patti Andresen-Shew	$85,000
R.W. Baird & Company, Inc. tte FBO Thomas F. L’Esperance ROTH IRA #7180-0952	$279,200
R.W. Baird & Company, Inc. tte FBO Paula K. L’Esperance ROTH IRA #7180-0952	$277,300
Stifel, Nicolaus Custodian for Scott L. Spiller IRA	$609,100
Stifel, Nicolaus Custodian for Bruce P. Rounds ROTH IRA #7110-0548	$150,000
Edward D. Jones & Co., Cust FBO Robert T. Wallace Roth	$80,000
Robert J. Baudhuin	$117,586
Daniel T. Agnello	$100,790
Todd J. Kaull	$83,986
Richard L. Pyle	$83,986
William E. Bittner	$67,191

Rollover Seller	Rollover Amount
Paul J. Larkin	$30,000
William J. Quandt	$50,395
Gary B. Luckow, Jr.	$50,395
Timothy K. Studt	$50,395
Jeffrey E. Thoms	$33,600
Peter J. Toonen	$33,600
Todd Rice	$33,600

With respect to each Rollover Seller, and subject to the paragraph immediately below, (A) the amount otherwise payable to such Rollover Seller pursuant to the distribution steps above shall be reduced by their respective Rollover Amounts, and (B) such Rollover Seller shall receive their respective Rollover Shares.

The following individual Sellers have established Individual Retirement Accounts which are also Sellers pursuant to the Purchase Agreement: Scott Spiller, Bruce Rounds, Jeffrey Brothers, R. Scott Gaster, and Robert Wallace. With respect to such individual Sellers and their respective Individual Retirement Accounts (which are also Sellers), the cash consideration payable by the Seller Representative and the Rollover Shares payable to such Sellers shall be allocated as follows (for the avoidance of doubt, in no event will the reallocations set forth in the remainder of this Section A result in an increase in the Aggregate Closing Consideration):

•	The Individual Retirement Accounts shall be entitled to receive an aggregate amount at the Closing equal to the proceeds such Individual Retirement Accounts would have received at Closing had the Escrow Amount been equal to $0 (the “Non-Escrow Proceeds”).

•	In the event the Individual Retirement Accounts are also Rollover Sellers, they shall receive their respective Rollover Amounts in the form of Rollover Shares (as set forth in the table above) and the remainder of the amount they are entitled to at Closing in cash from the Seller Representative.

•	In the event the Individual Retirement Accounts are not also Rollover Sellers, they shall receive the entire amount they are entitled to at Closing (as set forth above) in cash from the Seller Representative.

•	The individual Seller shall be entitled to receive an aggregate amount at the Closing equal to the proceeds such Seller is entitled to receive at Closing minus the portion of the Escrow Amount which would otherwise have been deducted from the proceeds due to such individual Seller’s Individual Retirement Account.

•	In the event the individual Sellers are also Rollover Sellers, they shall receive their respective Rollover Amounts in the form of Rollover Shares (as set forth in the table above) and the remainder of the amount they are entitled to at Closing (as set forth above) in cash from the Seller Representative.

•	In the event the individual Sellers are not also Rollover Sellers, they shall receive the entire amount they are entitled to at Closing (as set forth above) in cash from the Seller Representative.

•	Notwithstanding the provisions of section B below, any amounts otherwise payable to the Individual Retirement Accounts after the Closing from the Escrow (but not from any other source) shall instead be paid entirely to the individual Sellers.

The cash consideration payable by the Seller Representative and the Rollover Shares payable to the following Sellers shall be allocated as set forth below: Thomas L’Esperance, Robert W. Baird & Co. Inc. TTEE Thomas F. L’Esperance Roth IRA (the “TFL IRA”), Robert W. Baird & Co. Inc. TTEE Paula K. L’Esperance Roth IRA (the “PKL IRA” and together with the TFL IRA, the “IRAs”), James F. L’Esperance Irrevocable Trust (the “JFL Trust”), and Noel L. L’Esperance Irrevocable Trust (the “NLL Trust” and together with the JFL Trust, the “TFL Trusts”).

•	The IRAs and the TFL Trusts shall each be entitled to receive an aggregate amount at the Closing equal to the proceeds such Persons would have received at Closing had the Escrow Amount been equal to $0 (the “Non-Escrow Proceeds”).

•	The IRAs shall receive their respective Rollover Amounts in the form of Rollover Shares (as set forth in the table above) and the remainder of the amount they are entitled to at Closing in cash from the Seller Representative.

•	The TFL Trusts shall receive the entire amount they are entitled to at Closing (as set forth above) in cash from the Seller Representative.

•	Thomas F. L’Esperance shall be entitled to receive an aggregate amount at the Closing equal to the proceeds he is entitled to receive at Closing minus the aggregate portions of the Escrow Amount which would otherwise have been deducted from the proceeds due to the IRAs and the TFL Trusts.

•	Notwithstanding the provisions of section B below, any amounts otherwise payable to the IRAs or the TFL Trusts after the Closing from the Escrow (but not from any other source) shall instead be paid entirely to Thomas F. L’Esperance.

B. Payments After the Closing:

Any payment to the Seller Representative pursuant to Article 1, general distributions from the Escrow to the Seller Representative after the Closing pursuant to Article 1, Article 10, or otherwise, and any payout of amounts withheld by the Seller Representative in accordance with Article 9 (net of any amount owing to the Seller Representative by one or more Sellers pursuant to Article 9) shall be distributed by the Seller Representative to the Sellers based on the Sellers’ pro rata ownership of the number of Class L Units, Class M Units, Class A Units, and Class B Units outstanding as of the Closing (i.e., in accordance with the percentages set forth under the column labeled Fourth Distribution Participation Percentage on the Capitalization Schedule).

Any amounts incurred by the Seller Representative in accordance with the Article 9 shall be reimbursed by all Sellers based on the Sellers’ pro rata ownership of the number of Class L Units, Class M Units, Class A Units, and Class B Units outstanding as of the Closing (i.e., in accordance with the percentages set forth under the column labeled Fourth Distribution Participation Percentage on the Capitalization Schedule), other than amounts incurred in respect of one or more particular Sellers, which amount shall be allocated among such particular Sellers as determined in good faith by the Seller Representative.

Each Seller that held Common Units subject to a PEF Option prior to Closing shall not receive or reimburse any amount in respect of such Common Units pursuant to the preceding two paragraphs. Instead, any such amount required to be paid or reimbursed in respect of such Common Units shall be paid to or reimbursed by the Seller that held such PEF Option prior to Closing, and any such payment or reimbursement shall be treated as an adjustment to the sale price of such PEF Option, without any further action being required by any Seller or Buyer.

Part	IV. CLOSING FEES TO CERTAIN SELLERS

At the Closing, the Company shall pay Bain Capital, Inc. (or an Affiliate identified by it) a closing fee of $4,500,000, and the Company shall pay Bruckmann, Rosser, Sherrill & Co, Inc. (which is an Affiliate of BRS/RCL Investment Corp.) a closing fee of $2,250,000.

Chart I

BCIP Trust Associates II-B
Option*
Option*
Bain/RCL Investment BCIP II-B Corp.
BCIP Trust Associates II
Bain/RCL Investment BCIP II Corp.
Bain Capital Fund V, L.P.
Options*
Bain/RCL Investment V-B Corp.
Bain/RCL Investment V Corp.
BCIP Associates II-B
BCIP Associates II
Maple Street Partners LLC
Randolph Street Partners II
Bruckmann, Rosser, Sherrill & Co., L.P.
Option
BRS/RCL Investment Corp.
Bain/RCL, L.L.C.
All other unitholders (e.g., management and individual investors)
= Corporations
* = Options are for a portion of the underlying interest
Alliance Laundry Holdings LLC

Chart II

BCIP Trust Associates II-B
Option*
Option*
Bain/RCL Investment BCIP II-B Corp.
BCIP Trust Associates II
Bain/RCL Investment BCIP II Corp.
Bain Capital Fund V, L.P.
Options*
Bain/RCL Investment V-B Corp.
Bain/RCL Investment V Corp.
BCIP Associates II-B
BCIP Associates II
Maple Street Partners LLC
Randolph Street Partners II
Bruckmann, Rosser, Sherrill & Co., L.P.
Option
BRS/RCL Investment Corp.
All other unitholders (e.g., management and individual investors)
Alliance Laundry Holdings LLC
= Corporations
* = Options are for a portion of the underlying interest

Exhibit C

The following matter is added to the Taxes Schedules:

“The Department of Revenue of the State of Florida has provided written notice to Alliance Laundry Systems LLC that it intends to audit the books and records of Alliance Laundry Systems LLC.”

The following matters are added to the Litigation Schedule:

“Trustco Bank v. John H. Hogan, Jr., Speed Queen Co., New York State Commissioner of Tax & Finance, Hurley State Bank, Arrow Financial Services Assignee, and Primus Automotive Financial Services, Inc., Supreme Court of the State of New York, Albany County, filed December 2, 2004. Plaintiff asserts a lien in property upon which the Company or one of its Subsidiaries also holds a lien.”

“Victor L. Fiore v. A.O. Smith Water Products, et al., Supreme Court of the State of New York, New York County, filed November 19, 2004. Plaintiff has sued numerous defendants (including a Subsidiary of the Company) alleging exposure to asbestos from a range of equipment.”

“The Company has received oral notice from Fastenel, a former supplier to the Company and its Subsidiaries, that it intends to sue the Company and its Subsidiaries to collect certain accounts payable alleged to be due and owing to it by the Company and its Subsidiaries. The Company believes that the amount to be claimed by Fastenel will be between $80,000 and $120,000.”

The following matter is added to both the Real Property Schedule and the Environmental Compliance Schedule:

“The Company or one of its Subsidiaries executed and recorded two deed restrictions (document numbers 837995 and 837996) on December 28, 2004 on real property owned by it located in Ripon, Wisconsin with respect to item number 1 under the heading Ripon, Wisconsin on the Environmental Compliance Schedule.”